TWELFTH AMENDMENT
TO THE
CREDIT AGREEMENT
among
FORD MOTOR COMPANY,
The Subsidiary Borrowers from Time to Time Parties Thereto,
The Several Lenders from Time to Time Parties Thereto,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
JPMORGAN CHASE BANK, N.A., acting through its Hong Kong Branch, as RMB Administrative Agent,
and
BANCO BRADESCO S.A.,
as Brazilian Administrative Agent,
Dated as of December 15, 2006,
as Amended and Restated as of November 24, 2009, as Amended and Restated as of April 30, 2014, and as further Amended and Restated as of April 30, 2015

JPMORGAN CHASE BANK, N.A.,
as Bookrunner and Lead Arranger
BANCO BRADESCO S.A., BARCLAYS BANK PLC, BNP PARIBAS SECURITIES CORP., CITIGROUP GLOBAL MARKETS INC., COMMERZ MARKETS LLC, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, CREDIT SUISSE SECURITIES (USA) LLC, DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, HSBC BANK USA, NATIONAL ASSOCIATION, INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, LLOYDS SECURITIES INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, MORGAN STANLEY MUFG LOAN PARTNERS LLC, RBC CAPITAL MARKETS, SUMITOMO MITSUI BANKING CORPORATION,
as Bookrunners and Lead Arrangers
BANCO BRADESCO S.A., BANK OF AMERICA, N.A., BARCLAYS BANK PLC, BNP PARIBAS, CITIBANK, N.A., COMMERZ MARKETS LLC, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, HSBC BANK USA, NATIONAL ASSOCIATION, INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, LLOYDS SECURITIES INC., MORGAN STANLEY MUFG LOAN PARTNERS LLC, ROYAL BANK OF CANADA, SUMITOMO MITSUI BANKING CORPORATION,
as Co-Syndication Agents

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,
as RMB Syndication Agent

TWELFTH AMENDMENT dated as of April 29, 2016 (this “Amendment Agreement”) to the Credit Agreement dated as of December 15, 2006, as amended and restated as of November 24, 2009, as amended and restated as of April 30, 2014, and as further amended and restated as of April 30, 2015 (as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended, supplemented or otherwise modified by this Amendment Agreement, the “Credit Agreement”) among Ford Motor Company (the “Company”), the Subsidiary Borrowers (as defined in the Existing Credit Agreement) from time to time party thereto, the several lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), Banco Bradesco S.A., as Brazilian Administrative Agent (the “Brazilian Administrative Agent”), JPMorgan Chase Bank, N.A., acting through its Hong Kong Branch, as RMB Administrative Agent (the “RMB Administrative Agent”), and the other agents parties thereto. Unless otherwise defined herein, terms defined in the Existing Credit Agreement and used herein shall have the meanings given to them in the Existing Credit Agreement.
WHEREAS, the Company has requested an amendment to the Existing Credit Agreement pursuant to which (a) all existing Revolving Lenders will agree to (i) increase or maintain, as applicable, the amount of their existing 2018 Revolving Commitments and 2020 Revolving Commitments, (ii) extend, to April 30, 2021, the maturity of their existing (or increased) 2020 Revolving Commitments and (iii) extend, to April 30, 2019, the maturity of their existing (or increased) 2018 Revolving Commitments, (b) certain financial institutions not currently Revolving Lenders will become Revolving Lenders with (i) 2019 Revolving Commitments maturing on April 30, 2019 and (ii) 2021 Revolving Commitments maturing on April 30, 2021, and (c) certain provisions of the Existing Credit Agreement will be amended; and
WHEREAS, in order to effect the foregoing, the Company and the other parties hereto desire to amend, as of the Amendment Effective Date (as defined in Section 4 below), the Existing Credit Agreement and to enter into certain other agreements set forth herein, in each case subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1. Amendment of the Existing Credit Agreement. Effective as of the Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:
(a)    the following defined terms in Section 1.1:
“2018 Brazilian Revolving Commitment”, “2018 Brazilian Revolving Commitment Recalculation Date”, “2018 Brazilian Revolving Facility”, “2018 Brazilian Revolving Lender”, “2018 Brazilian Revolving Loans”, “2018 Brazilian Revolving Percentage”, “2018 Canadian Revolving Commitment”, “2018 Canadian Revolving Facility”, “2018 Canadian Revolving Lender”, “2018 Canadian Revolving Loans”, “2018 Canadian Revolving Percentage”, “2018 Converted RMB Revolving Commitment”, “2018 Converted RMB Revolving Facility”, “2018 Converted RMB Revolving Lender”, “2018 Converted RMB Revolving Loans”, “2018 Converted RMB Revolving Percentage”, “2018 Domestic Revolving Commitment”, “2018 Domestic Revolving Facility”, “2018 Domestic Revolving Lender”, “2018 Domestic

Revolving Loans”, “2018 Domestic Revolving Percentage”, “2018 Multicurrency Revolving Commitment”, “2018 Multicurrency Revolving Facility”, “2018 Multicurrency Revolving Lender”, “2018 Multicurrency Revolving Loans”, “2018 Multicurrency Revolving Percentage”, “2018 Revolving Commitments”, “2018 Revolving Facility”, “2018 Revolving Lenders”, “2018 RMB Revolving Commitment”, “2018 RMB Revolving Lender”, “2018 RMB Revolving Loans”, “2018 RMB Revolving Percentage”, “2018 Unconverted RMB Revolving Commitment”, “2018 Unconverted RMB Revolving Facility”, “2018 Unconverted RMB Revolving Lender”, “2018 Unconverted RMB Revolving Loans”, “2018 Unconverted RMB Revolving Percentage”, “Total 2018 Revolving Commitments” and “Total 2018 Revolving Extensions of Credit”
shall be redefined as:
“2019 Brazilian Revolving Commitment”, “2019 Brazilian Revolving Commitment Recalculation Date”, “2019 Brazilian Revolving Facility”, “2019 Brazilian Revolving Lender”, “2019 Brazilian Revolving Loans”, “2019 Brazilian Revolving Percentage”, “2019 Canadian Revolving Commitment”, “2019 Canadian Revolving Facility”, “2019 Canadian Revolving Lender”, “2019 Canadian Revolving Loans”, “2019 Canadian Revolving Percentage”, “2019 Converted RMB Revolving Commitment”, “2019 Converted RMB Revolving Facility”, “2019 Converted RMB Revolving Lender”, “2019 Converted RMB Revolving Loans”, “2019 Converted RMB Revolving Percentage”, “2019 Domestic Revolving Commitment”, “2019 Domestic Revolving Facility”, “2019 Domestic Revolving Lender”, “2019 Domestic Revolving Loans”, “2019 Domestic Revolving Percentage”, “2019 Multicurrency Revolving Commitment”, “2019 Multicurrency Revolving Facility”, “2019 Multicurrency Revolving Lender”, “2019 Multicurrency Revolving Loans”, “2019 Multicurrency Revolving Percentage”, “2019 Revolving Commitments”, “2019 Revolving Facility”, “2019 Revolving Lenders”, “2019 RMB Revolving Commitment”, “2019 RMB Revolving Lender”, “2019 RMB Revolving Loans”, “2019 RMB Revolving Percentage”, “2019 Unconverted RMB Revolving Commitment”, “2019 Unconverted RMB Revolving Facility”, “2019 Unconverted RMB Revolving Lender”, “2019 Unconverted RMB Revolving Loans”, “2019 Unconverted RMB Revolving Percentage”, “Total 2019 Revolving Commitments” and “Total 2019 Revolving Extensions of Credit”, respectively, and each usage of each such term in the Credit Agreement shall refer to such redefined term.
(b)    the following defined terms in Section 1.1:
“2020 Brazilian Revolving Commitment”, “2020 Brazilian Revolving Commitment Recalculation Date”, “2020 Brazilian Revolving Facility”, “2020 Brazilian Revolving Lender”, “2020 Brazilian Revolving Loans”, “2020 Brazilian Revolving Percentage”, “2020 Canadian Revolving Commitment”, “2020 Canadian Revolving Facility”, “2020 Canadian Revolving Lender”, “2020 Canadian Revolving Loans”, “2020 Canadian Revolving Percentage”, “2020 Converted RMB Revolving Commitment”, “2020 Converted RMB Revolving Facility”, “2020 Converted RMB Revolving Lender”, “2020 Converted RMB Revolving Loans”, “2020 Converted

RMB Revolving Percentage”, “2020 Domestic Revolving Commitment”, “2020 Domestic Revolving Facility”, “2020 Domestic Revolving Lender”, “2020 Domestic Revolving Loans”, “2020 Domestic Revolving Percentage”, “2020 Multicurrency Revolving Commitment”, “2020 Multicurrency Revolving Facility”, “2020 Multicurrency Revolving Lender”, “2020 Multicurrency Revolving Loans”, “2020 Multicurrency Revolving Percentage”, “2020 Revolving Commitments”, “2020 Revolving Facility”, “2020 Revolving Lenders”, “2020 RMB Revolving Commitment”, “2020 RMB Revolving Lender”, “2020 RMB Revolving Loans”, “2020 RMB Revolving Percentage”, “2020 Unconverted RMB Revolving Commitment”, “2020 Unconverted RMB Revolving Facility”, “2020 Unconverted RMB Revolving Lender”, “2020 Unconverted RMB Revolving Loans”, “2020 Unconverted RMB Revolving Percentage”, “Total 2020 Revolving Commitments” and “Total 2020 Revolving Extensions of Credit”,
shall be redefined as:
“2021 Brazilian Revolving Commitment”, “2021 Brazilian Revolving Commitment Recalculation Date”, “2021 Brazilian Revolving Facility”, “2021 Brazilian Revolving Lender”, “2021 Brazilian Revolving Loans”, “2021 Brazilian Revolving Percentage”, “2021 Canadian Revolving Commitment”, “2021 Canadian Revolving Facility”, “2021 Canadian Revolving Lender”, “2021 Canadian Revolving Loans”, “2021 Canadian Revolving Percentage”, “2021 Converted RMB Revolving Commitment”, “2021 Converted RMB Revolving Facility”, “2021 Converted RMB Revolving Lender”, “2021 Converted RMB Revolving Loans”, “2021 Converted RMB Revolving Percentage”, “2021 Domestic Revolving Commitment”, “2021 Domestic Revolving Facility”, “2021 Domestic Revolving Lender”, “2021 Domestic Revolving Loans”, “2021 Domestic Revolving Percentage”, “2021 Multicurrency Revolving Commitment”, “2021 Multicurrency Revolving Facility”, “2021 Multicurrency Revolving Lender”, “2021 Multicurrency Revolving Loans”, “2021 Multicurrency Revolving Percentage”, “2021 Revolving Commitments”, “2021 Revolving Facility”, “2021 Revolving Lenders”, “2021 RMB Revolving Commitment”, “2021 RMB Revolving Lender”, “2021 RMB Revolving Loans”, “2021 RMB Revolving Percentage”, “2021 Unconverted RMB Revolving Commitment”, “2021 Unconverted RMB Revolving Facility”, “2021 Unconverted RMB Revolving Lender”, “2021 Unconverted RMB Revolving Loans”, “2021 Unconverted RMB Revolving Percentage”, “Total 2021 Revolving Commitments” and “Total 2021 Revolving Extensions of Credit”, respectively, and each usage of each such term in the Credit Agreement shall refer to such redefined term.
(c)    the definition of “Defaulting Lender” in Section 1.1 shall be amended by deleting the word “or” prior to clause (iv) and adding the words “or (v) that has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action” immediately before the period.
(d)    the definition of “Master Brazilian Facilities Agreement” in Section 1.1 shall be amended and restated to read in its entirety as follows:

“‘Master Brazilian Facilities Agreement’: the Contrato de Abertura de Crédito Rotativo (Master Brazilian Revolving Facilities Agreement), dated as of the Eleventh Amendment Effective Date, as amended as of the Twelfth Amendment Effective Date (as further amended, supplemented or otherwise modified from time to time), among the Brazilian Subsidiary Borrowers, the Brazilian Revolving Lenders and the Brazilian Administrative Agent, substantially in the form of Exhibit W.”
(e)    the definition of “Revolving Termination Date ” in Section 1.1 shall be amended and restated to read in its entirety as follows:
“‘Revolving Termination Date’: as to any Lender, with respect to 2019 Revolving Commitments, initially April 30, 2019 and with respect to 2021 Revolving Commitments, initially April 30, 2021, in each case as such date for such Lender may be extended from time to time pursuant to Section 2.33.”
(f)    each usage of the term “Eleventh Amendment Effective Date” in the Credit Agreement (except in the definitions of “Eleventh Amendment Effective Date” and “Master Brazilian Facilities Agreement”) shall be replaced with the term “Twelfth Amendment Effective Date”.
(g)    Section 1.1 shall be amended by inserting the following definitions in their alphabetical location therein:
‘Bail-In Action’: the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
‘Bail-In Legislation’: with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
‘EEA Financial Institution’: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
‘EEA Member Country’: any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
‘EEA Resolution Authority’: any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

‘EU Bail-In Legislation Schedule’: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
‘Twelfth Amendment Effective Date’: April 29, 2016.
‘Write-Down and Conversion Powers’: with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(h)    Section 2.2 shall be amended by replacing the phrase “Following the Eleventh Amendment” in the fifth line thereof with “Following the Twelfth Amendment”.
(i)    Section 5.2(d) shall be amended and restated to read in its entirety as follows:
“Subsidiary Borrower Designation. With respect to any Loan to be made to or Letter of Credit to be issued for the account of any Subsidiary Borrower, such Subsidiary Borrower shall have been designated as a Domestic Subsidiary Borrower, a Canadian Borrower, a Foreign Subsidiary Borrower under the Multicurrency Revolving Facility, a Brazilian Subsidiary Borrower, a Subsidiary Borrower under the RMB Revolving Facilities, or a Subsidiary Borrower under a New Local Facility or any Incremental Revolving Facility, as applicable, pursuant to Section 10.1(d)(i) and such Subsidiary Borrower shall not have been removed as a Subsidiary Borrower pursuant to Section 10.1(d)(ii) (unless such Subsidiary shall have been redesignated as a Subsidiary Borrower pursuant to Section 10.1(d)(i) and such redesignation shall be in effect as of the date of such Loan or the date of any request to issue (or amend to increase the face amount of) such Letter of Credit);”
(j)    Section 5.2(e) shall be amended by replacing the phrase “With respect to any Loan made to or Letter of Credit issued for the account of any Subsidiary Borrower” in the first and second lines thereof with “With respect to any Loan to be made to or Letter of Credit to be issued for the account of any Subsidiary Borrower”.
(k)    Section 10.19 shall be added immediately following Section 10.18:
“10.19 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)
the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)	the effects of any Bail-in Action on any such liability, including, if applicable:

i.	a reduction in full or in part or cancellation of any such liability;

ii.
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

iii.	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”
(l)    Schedule 1.1A (Commitments) to the Existing Credit Agreement is hereby amended and restated in its entirety to reflect (i) the elections made by the Revolving Lenders party hereto that elect, on their respective signature pages hereto, to (A) increase or maintain, as applicable, the amount of their existing 2018 Revolving Commitments and/or existing 2020 Revolving Commitments, as applicable, as provided on such signature pages and in the instructions thereto, (B) extend the Revolving Termination Date in respect of their existing (or increased) 2018 Revolving Commitments (with respect to 2018 Revolving Commitments so extended, each an “Extending 2018 Revolving Lender”) to April 30, 2019, (C) extend the Revolving Termination Date in respect of their existing (or increased) 2020 Revolving Commitments (with respect to the 2020 Revolving Commitments so extended, each an “Extending 2020 Revolving Lender”) to April 30, 2021 and (D) reallocate their 2019 Revolving Commitments among the applicable 2019 Revolving Facilities and reallocate their 2021 Revolving Commitments among the applicable 2021 Revolving Facilities and (ii) the addition of the additional financial institutions party hereto as (A) 2019 Revolving Lenders with new 2019 Revolving Commitments and (B) 2021 Revolving Lenders with new 2021 Revolving Commitments (each, a “New Revolving Lender”), in each case in the amounts set forth on their respective signature pages hereto. Each Revolving Lender party hereto hereby authorizes the Administrative Agent to compile such modified Schedule 1.1A (Commitments) reflecting such elections, increases and additions, and attach such modified Schedule 1.1A (Commitments) to the Credit Agreement.
Except as set forth above, all schedules and exhibits to the Existing Credit Agreement, in the forms thereof in effect immediately prior to the Amendment Effective Date, will continue to be schedules and exhibits to the Credit Agreement.
Section 2. Waiver. Pursuant to Section 10.1(a) of the Existing Credit Agreement, the Company and the Required Lenders hereby waive Sections 2.24(a) and 2.32 of the Existing Credit Agreement to the extent necessary to permit the increases and extensions, on a non-pro-rata basis, of the 2018 Revolving Commitments and 2020 Revolving Commitments of Extending Lenders contemplated by this Amendment Agreement and the addition of the New Revolving Lenders as 2019 Revolving Lenders and 2021 Revolving Lenders under the Credit Agreement with the respective 2019 Revolving Commitments and 2021 Revolving Commitments set forth on Schedule 1.1A (Commitments) hereto.

Section 3. Representations and Warranties. To induce the Administrative Agent, the Brazilian Administrative Agent, the RMB Administrative Agent, the Extending 2018 Revolving Lenders, the Extending 2020 Revolving Lenders and the New Revolving Lenders to enter into this Amendment Agreement, the Company (with respect to the representations and warranties in clauses (b) and (c) below) and each Current Loan Party (as defined below) (solely for itself, with respect to the representations and warranties in clause (a) below) hereby represents and warrants to the Administrative Agent, the Brazilian Administrative Agent, the RMB Administrative Agent, the Extending 2018 Revolving Lenders, the Extending 2020 Revolving Lenders and the New Revolving Lenders that:
(a)    (i) Each of the Company, FMCC, Banco Ford and Ford Brasil (each a “Current Loan Party”) has the requisite power and authority to execute, deliver and perform its obligations under this Amendment Agreement, has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment Agreement and has duly executed and delivered this Amendment Agreement and (ii) this Amendment Agreement constitutes a legal, valid and binding obligation of each Current Loan Party enforceable against such Current Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(b)    As of the Amendment Effective Date, after giving effect to the transactions contemplated by this Amendment Agreement, no Default or Event of Default has occurred and is continuing.
(c)    Each of the representations and warranties set forth in the Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).
Section 4. Effectiveness of this Amendment Agreement. The effectiveness of this Amendment Agreement is subject to the satisfaction of the following conditions precedent (the date on which all of such conditions shall first be satisfied, the “Amendment Effective Date”):
(a)    The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of each Current Loan Party, the Required Lenders, each Extending 2018 Revolving Lender, each Extending 2020 Revolving Lender, the Administrative Agent, the Brazilian Administrative Agent, the RMB Administrative Agent, each Issuing Lender, each Swingline Lender and each New Revolving Lender.
(b)    The Administrative Agent shall have received legal opinions, dated the Amendment Effective Date, of (i) Davis Polk & Wardwell LLP, New York counsel to the Company, and (ii) an in-house counsel of the Company serving as either the Secretary or an Assistant Secretary of the Company, and (iii) Machado, Meyer, Sendacz e Opice, Brazilian counsel to Banco Ford and Ford Brasil, in each case addressed to the Lenders, the Agents and each Issuing Lender as to matters previously agreed between the Company and the Administrative Agent.

(c)    The Administrative Agent shall have received from the Company, for the account of (i) each Extending 2018 Revolving Lender, a fee in an amount equal to 0.04% of the lesser of (x) such Extending 2018 Revolving Lender’s (or its affiliates’) aggregate 2019 Revolving Commitments under the Credit Agreement on the Amendment Effective Date and (y) such Extending 2018 Revolving Lender’s (or its affiliates’) existing 2018 Revolving Commitments (after giving effect to any assignments of existing 2018 Revolving Commitments to such Extending 2018 Revolving Lender (or its affiliates), but without giving effect to any assignments of existing 2018 Revolving Commitments by such Extending 2018 Revolving Lender (or its affiliates), in each case on or prior to the Amendment Effective Date) immediately prior to the Amendment Effective Date, (ii) each Extending 2018 Revolving Lender, a fee in an amount equal to 0.12% of such Extending 2018 Revolving Lender’s aggregate 2019 Revolving Commitments under the Credit Agreement on the Amendment Effective Date in excess of the amount referred to in clause (i) for such Extending 2018 Revolving Lender, (iii) each Extending 2020 Revolving Lender, a fee in an amount equal to 0.04% of the lesser of (x) such Extending 2020 Revolving Lender’s (or its affiliates’) aggregate 2021 Revolving Commitments under the Credit Agreement on the Amendment Effective Date and (y) such Extending 2020 Revolving Lender’s (or its affiliates’) existing 2020 Revolving Commitments (after giving effect to any assignments of existing 2020 Revolving Commitments to such Extending 2020 Revolving Lender (or its affiliates), but without giving effect to any assignments of existing 2020 Revolving Commitments by such Extending 2020 Revolving Lender (or its affiliates), in each case on or prior to the Amendment Effective Date) immediately prior to the Amendment Effective Date, (iv) each Extending 2020 Revolving Lender, a fee in an amount equal to 0.20% of such Extending 2020 Revolving Lender’s aggregate 2021 Revolving Commitments under the Credit Agreement on the Amendment Effective Date in excess of the amount referred to in clause (iii) for such Extending 2020 Revolving Lender, (v) each New Revolving Lender, a fee in an amount equal to 0.12% of such New Revolving Lender’s aggregate 2019 Revolving Commitment under the Credit Agreement on the Amendment Effective Date and (vi) each new Revolving Lender, a fee in an amount equal to 0.20% of such New Revolving Lender’s aggregate 2021 Revolving Commitments under the Credit Agreement on the Amendment Effective Date.
Section 5. Effect of this Amendment Agreement.
(a)    Except as expressly set forth herein, this Amendment Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Existing Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, which shall remain in full force and effect, except in each case as amended, restated, replaced and superseded hereby or by the Credit Agreement, or any instruments executed in connection herewith or therewith. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b)    On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the

Credit Agreement. This Amendment Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
Section 6. Governing Law. THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 7. Costs and Expenses. The Company agrees to reimburse the Agents for their reasonable out-of-pocket expenses in connection with this Amendment Agreement, including the reasonable fees, charges and disbursements of a single primary counsel (and a single local counsel in Brazil) for the Agents.
Section 8. Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
Section 9. Headings. The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective duly authorized officers or representatives as of the day and year first above written.

FORD MOTOR COMPANY
By:	/s/ Samuel P. Smith
Name: Samuel P. Smith
Title: Assistant Treasurer

FORD MOTOR CREDIT COMPANY LLC
By:	/s/ Marion B. Harris
Name: Marion B. Harris
Title: Chief Financial Officer and Treasurer

BANCO FORD S.A.
By:	/s/ Marcos Valerio dos Reis Denegati
Name: Marcos Valerio dos Reis Denegati
Title: Diretor Presidente

By:	/s/ Vivian Ribeiro Oliveira
Name: Vivian Ribeiro Oliveira
Title: Diretora

FORD MOTOR COMPANY BRASIL LTDA.
By:	/s/ Ana Paula Camano Mesquita Barros
Name: Ana Paula Camano Mesquita Barros
Title: Diretora de Assuntos Legais

By:	/s/ Luiz Carlos Borsari
Name: Luiz Carlos Borsari
Title: Diretor de Financas e Administracao

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

JPMORGAN CHASE BANK, NA., acting through its Hong Kong Branch, as RMB Administrative Agent
By:	/s/ Jonathan Campenni
Name: Jonathan Campenni
Title: Vice President

BANCO BRADESCO S.A., as Brazilian Administrative Agent
By:	/s/ Allan Carlos Capura de Araujo
Name: Allan Carlos Capura de Araujo
Title: Gerente Corporate

By:	/s/ Francisco Armando Neto
Name: Francisco Armando Neto
Title: